Exhibit 1.1
MFRESIDENTIAL INVESTMENTS, INC.
16,666,667 Shares
Common Stock
($0.01 par value per Share)
FORM OF Underwriting Agreement
May •, 2008

Underwriting Agreement
May •, 2008
UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
     as Representatives of the several Underwriters (the “Representatives”)
Ladies and Gentlemen:
          MFResidential Investments, Inc., a Maryland corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of 16,666,667 shares (the “Firm Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 2,500,000 shares of Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.
          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (File No. 333-149196) under the Act, including a prospectus, relating to the Shares.
          Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

          The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectuses relating to the Shares. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.
          Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.
          “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act) (each such road show, an “Electronic Road Show”). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.
          “Disclosure Package,” as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.
          As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
          The Company has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A (File No. •) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Common Stock.
          Each of the Company, MFR Operating Partnership, LP, a Delaware limited partnership and the operating partnership of the Company (in such capacity, the “Operating Partnership”) and MFA Spartan Manager, LLC, a Delaware limited liability company and the manager of the Company (in such capacity, the “Manager”) and the Underwriters agree as follows:
          1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 10 hereof, in each case at a purchase price of $• per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.
          In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them (subject to such adjustment as you may determine to avoid fractional shares), all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date of the Prospectus, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that the additional time of purchase shall not be (i) earlier than the “time of purchase” (as defined below) or (ii) later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 10 hereof.
          2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on May •, 2008 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.
          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

          Deliveries of the documents described in Section 8 hereof with respect to the purchase of the Shares shall be made at the offices of Sullivan & Cromwell LLP at 125 Broad Street, New York, New York 10004, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.
          3. Representations and Warranties of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, represent and warrant to and agree with each of the Underwriters that:
     (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;
     (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;
     (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the Preliminary Prospectus dated May 7, 2008 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; the Company is not disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company; the Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Act) in a manner that, pursuant to Rule 433(d)(8)(ii) under the Act, causes the Company not to be required, pursuant to Rule 433(d) under the Act, to file, with the Commission, any Electronic Road Show;
     (d) the consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurate in all material respects and fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, stockholders’ equity and cash flows for the periods therein specified are in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The selected financial and statistical data included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. The Company and, to the Company’s knowledge, the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus. No other financial statements are required to be set forth in the Registration Statement, Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, under the Act;
     (e) the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;
     (f) the Company has been duly formed and incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, assets, properties, prospects, financial condition or results of operations of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”) and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and the Company is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by any jurisdictions in which it owns or leases property or conducts business;
     (g) the Company has no “subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act) other than the Operating Partnership, MFR Asset (TRS), Inc., MFR Asset I, LLC and MFR Asset II, LLC (collectively, the “Subsidiaries”); except as described in the Registration Statement, the Preliminary

Prospectus and the Prospectus, the Company, directly or indirectly, owns all of the issued and outstanding capital stock of or other interests in the Subsidiaries; other than the capital stock of and other equity interests in the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and of the bylaws or other formation documents of the Company and each Subsidiary and all amendments thereto have been made available to you and/or your counsel and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; to the Company’s knowledge, each Subsidiary has been duly formed and incorporated or organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its incorporation, formation or organization, and is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect and, to the Company’s knowledge, each Subsidiary has full corporate, partnership or limited liability power and authority, as applicable, necessary to own, hold, lease and/or operate its assets and properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and, to the Company’s knowledge, each Subsidiary is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by jurisdictions in which it owns or leases property or conducts business; to the Company’s knowledge, all of the outstanding equity interests, of the Subsidiaries have been duly authorized and validly issued, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are not subject to any security interest, other encumbrance or adverse claims; to the Company’s knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus;
     (h) All of the outstanding shares of capital stock and any other equity interests of each subsidiary of the Operating Partnership are directly owned by the Operating Partnership;
     (i) Neither the Company nor, to the Company’s knowledge, any of the Subsidiaries, is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective charter, bylaws, certificate of formation, partnership agreement or limited liability company agreement, as the case may be, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected the effect of which breach, violation or default under clause (ii) could reasonably be expected to result in a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the charter, bylaws, certificate of formation, partnership agreement or limited liability company agreement, as the case may be, of the Company or, to the Company’s knowledge, any of the Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or, to the Company’s knowledge, any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, the effect of which breach, violation or default under clause (ii) could reasonably be expected to result in a Material Adverse Effect or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or, to the Company’s knowledge, any of the Subsidiaries
     (j) as of the date of this Agreement, as of the time of purchase, and as of the additional time of purchase, the Company had, has and will have, as applicable, an authorized, issued and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject to, in the case of the additional time of purchase, the issuance of Additional Shares to the Underwriters). All of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;
     (k) this Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and is a legal, valid and binding agreement of each of the Company and the Operating Partnership enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;
     (l) the stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and such description conforms in all material respects to the rights of the holders of shares of such stock. The certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

     (m) the Shares have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act;
     (n) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) such approvals obtained in connection with the approval of the listing of the Shares on the NYSE or (iv) such approvals as may be required by the Financial Industry Regulatory Authority (“FINRA”);
     (o) Except as set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any shares of Common Stock or shares of any other capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;
     (p) Ernst & Young LLP, whose report on the financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Preliminary Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (q) the Company and, to the Company’s knowledge, each Subsidiary has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, authorizations, consents and approvals from other Persons, in order to conduct its business as described in the Prospectus except such as could not have a Material Adverse Effect. Neither the Company nor, to the Company’s

knowledge, any Subsidiary is in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or such Subsidiary, the effect of which could have a Material Adverse Effect. The Company is not required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, except such accreditations or certifications that the Company has already obtained, or except where the failure to obtain such accreditations or certifications could not have a Material Adverse Effect;
     (r) The descriptions in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, of the legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, or to be filed as exhibits to the Registration Statement which are not described or filed as required. All agreements between the Company and third parties expressly referenced in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 11 hereof and of the Stock and OP Unit Purchase Agreement between the Company, the Operating Partnership and MFA Mortgage Investments, Inc. may be limited by federal or state securities laws and public policy considerations in respect thereof;
     (s) there are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the best of the Company’s knowledge, threatened to which either the Company or, to the Company’s knowledge, any Subsidiaries or any of their respective officers or directors is a party or of which any of their respective properties or other assets is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having individually or in the aggregate a Material Adverse Effect or prevent, or interfere in any material respect with, the consummation of the transactions contemplated hereby;
     (t) subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has not been (i) any material adverse change, or any development which in the Company’s reasonable judgment is likely to cause a material adverse change, in the business, properties, management or assets described or referred to in the Registration Statement or the Prospectus, or the results of operations, condition (financial or otherwise), net worth, business or operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent (including off-balance sheet obligations), which is material to the Company and the Subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or, except obligations incurred in the ordinary course, outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;
     (u) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, after giving effect to the offering and sale of the Shares, none of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (v) neither the Company nor, to the Company’s knowledge, any of the Subsidiaries nor any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (w) at the time of purchase, the Shares will be approved for listing on the NYSE, subject to official notice of issuance;
     (x) neither the Company nor any of its affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of FINRA) any member firm of FINRA;
     (y) the Company has not relied upon you or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;
     (z) any certificate signed by any officer of the Company or the Operating Partnership delivered to you or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company or the Operating Partnership, as the case may be, to each Underwriter as to the matters covered thereby;
     (aa) except as disclosed in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, the

Operating Partnership is neither contractually prohibited nor contractually restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to the Operating Partnership’s partnership interests or from repaying to the Company or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to the Operating Partnership from the Company or another Subsidiary, or from transferring the Operating Partnership’s property or assets to the Company or another Subsidiary;
     (bb) the Operating Partnership Agreement, dated •, 2008, between the Company and the Operating Partnership (the “Partnership Agreement”), has been duly and validly authorized, executed and delivered by each of the Company and the Operating Partnership and is a valid and binding agreement of each of the Company and the Operating Partnership, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;
     (cc) the Management Agreement, dated •, 2008, between the Company and the Manager (the “Management Agreement”), has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles;
     (dd) the Company is the sole general partner of the Operating Partnership and the equity interests in the Operating Partnership held by the Company are free and clear of any pledge, lien, encumbrance, security interest or other claim except for any pledge, lien, encumbrance, security interest or other claim that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (ee) the Company and, to the Company’s knowledge, each of the Subsidiaries have good and marketable title to all properties and assets owned directly by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except for any security interest, lien, encumbrance or claim that may otherwise exist under any applicable repurchase agreement or as otherwise disclosed in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, except such as do not interfere with the use made or proposed to be made of such asset or property by the Company or any Subsidiary, as the case may be; the Company does not directly own or hold under lease any real property;
     (ff) the Company and, to the Company’s knowledge, each of the Subsidiaries has filed on a timely basis (taking into account all applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon;

and no tax deficiency has been asserted against the Company or any of the Subsidiaries, nor does the Company know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities, if any, are adequately provided for on the books of the Company and, to the Company’s knowledge, the Subsidiaries;
     (gg) the Company and, to the Company’s knowledge, each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how, if any (collectively “Intangibles”), necessary to entitle the Company and, to the Company’s knowledge, each Subsidiary to conduct its business as described in the Prospectus, and neither the Company nor, to the Company’s knowledge, any Subsidiary has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect;
     (hh) (a)  the Company and, to the Company’s knowledge, each Subsidiary (i) are in compliance with all federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under the applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect;
     (ii) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (jj) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Principal Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission and the NYSE promulgated thereunder;
     (kk) the Company and, to the Company’s knowledge, each of the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate, if any, for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism;
     (ll) neither the Company nor, to the Company’s knowledge, any Subsidiary is in violation, and none of them has received notice of any violation with respect to, any applicable environmental safety or similar law applicable to its business and which could reasonably expect to result in a Material Adverse Effect. The Company and, to the Company’s knowledge, each Subsidiary have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their businesses, and the Company and, to the Company’s knowledge, each Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, singly or in the aggregate, have a Material Adverse Effect;
     (mm) the issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;
     (nn) the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement;
     (oo) None of the Company or, to the Company’s knowledge, any Subsidiary or agent of the Company or any Subsidiary, has made any payment of funds or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977) or of a character required to be disclosed in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any. No relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, which is required by the Act to be described in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, that is not so described;
     (pp) The Company, upon the sale of the Shares shall be, organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”). The proposed method of operation of the Company as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT;
     (qq) No relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, stockholders or directors of the Company or any Subsidiary, on the other hand, which is required by the rules of FINRA to be described in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, which is not so described. Except as otherwise disclosed in the Registration Statement, the Preliminary Prospectuses and the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of them to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of the members of the families of any of them;
     (rr) Neither the Company nor, to the Company’s knowledge, any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Preliminary Prospectuses any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and
     (ss) The Company has a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments thereto.
          4. Representations and Warranties of the Manager. The Manager represents and warrants to and agrees with each of the Underwriters that:
     (a) The information regarding the Manager set forth under the headings “Prospectus Summary – Our Manager”, “Prospectus Summary – Our Relationship With Our Manager”, “Prospectus Summary – Conflicts of Interest”, “Business – Our Competitive Advantages”, “Our Manager and the Management Agreement”,

“Management – Conflicts of Interest” in the Preliminary Prospectus is true and correct in all material respects;
     (b) The Manager has been duly formed and is existing as a limited liability company in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Registration Statement, the Preliminary Prospectuses and the Prospectus and to enter into and perform its obligations under this Agreement and the Management Agreement and to consummate the transactions contemplated hereby, and the Manager is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;
     (c) This Agreement and the transactions contemplated to be consummated by the Manager in this Agreement and the Registration Statement, the Preliminary Prospectuses and the Prospectus have been duly and validly authorized by the Manager and this Agreement has been duly and validly executed and delivered by the Manager;
     (d) The Management Agreement has been duly authorized, executed and delivered by the Manager and constitutes a valid and binding agreement of the Manager enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles;
     (e) The Manager is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), (i) its certificate of formation or limited liability company agreement or (ii) any obligation, agreement, covenant or condition contained in any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Manager is a party or by which it or any of its assets or properties may be bound or affected, the effect of which breach or default under clause (ii) could have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of or constitute a default under), (i) any provision of the certificate of formation or limited liability company agreement of the Manager, (ii) any provision of any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Manager is a party or by which the Manager or any of its assets or properties may be bound or affected, the effect of which could have a Material Adverse Effect, or (iii) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Manager;

     (f) (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any stockholder or creditor of the Manager (C) no waiver or consent under any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Manager is a party or by which the Manager or any of its assets or properties may be bound or affected, and (D) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Manager of its obligations under this Agreement or the Management Agreement and the transactions contemplated hereby and thereby, in each case on the terms contemplated by the Registration Statement, the Preliminary Prospectuses and the Prospectus, except such as have been already obtained;
     (g) The Manager has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, authorizations, consents and approvals from other persons, in order to conduct its business as described in the Registration Statement, the Preliminary Prospectuses and the Prospectus, except as such as could not have a Material Adverse Effect. The Manager is not required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Registration Statement, the Preliminary Prospectuses and the Prospectus except as such as could not have a Material Adverse Effect. The Manager is not in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Manager, the effect of which could have a Material Adverse Effect;
     (h) There are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the best of the Manager’s knowledge, threatened to which the Manager or any of its officers or directors is a party or of which any of its properties or other assets is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect; and
     (i) The Manager is not prohibited by the Investment Advisers Act of 1940, as amended, or the rules and regulations thereunder, from performing under the Management Agreement as contemplated by the Management Agreement and the Registration Statement, the Preliminary Prospectuses and the Prospectus.
          5. Certain Covenants of the Company. The Company hereby covenants and agrees with each of the Underwriters:
     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;
     (c) to advise you immediately, confirming such advice in writing, of (i) the receipt of any comments from the Commission relating to any filing of the Company under the Act or the Exchange Act, (ii) any request by the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, or for additional information with respect thereto, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, (iv) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (v) the initiation, threatening or contemplation of any proceedings for any of such purposes and, if the Commission or any other governmental agency or authority should issue any such order, the Company will make every reasonable effort to obtain the lifting or removal of such order as soon as possible, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares. The Company will advise you promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, to file no such amendment or supplement to which you shall, after discussion with the Company, reasonably object in writing.
     (d) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);
     (e) subject to Section 5(d) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares;
     (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule), which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company will promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish, at the Company’s own expense, to the Underwriters and to dealers copies in such quantities and at such locations as you may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the circumstances when it is so delivered, be misleading or so that the Prospectus will comply with applicable law;
     (g) to make generally available to its security holders, and to deliver to you, an earnings statement (which need not be audited) of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period;
     (h) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Preliminary Prospectus;
     (i) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus (the “Lock-Up Period”), without your prior written consent, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) the registration and issuance of shares of Common Stock pursuant to the Company’s Discount Waiver, Direct Stock Purchase and Dividend Reinvestment Plan, (C) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (D) the issuance of restricted shares of Common Stock under the Company’s equity incentive plan and the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans, in each case as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, and (E) the sale of • shares of Common Stock and • units of limited partner interest in the Operating Partnership to MFA Mortgage Investments, Inc.; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(i) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
     (j) to use its best efforts to cause the Shares to be listed on the NYSE and to maintain such listing and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE;
     (k) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;
     (l) to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters, except as set forth under Section 7 hereof or in clause (iii) or (iv) below) in connection with (i) the preparation and filing of the Registration Statement, the Preliminary Prospectuses, the Prospectus and the

Permitted Free Writing Prospectuses, if any, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Shares by the Company, (iii) the qualification, if any, of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (the legal fees and filing fees and other disbursements of counsel to the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) any listing of the Shares on the NYSE and any registration thereof under the Exchange Act, (v) the filing, if any, for review of the public offering of the Shares by FINRA, (vi) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and (vii) the performance of the Company’s other obligations hereunder.
     (m) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;
     (n) to not (i) take, directly or indirectly, prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay any Person (other than as contemplated by the provisions hereof) any compensation for soliciting purchases of the Shares, or (iii) prior to the expiration of the Lock-Up Period or any applicable waiver thereof granted after the date hereof, pay or agree to pay to any Person any compensation for soliciting any order to purchase any other securities of the Company;
     (o) to not invest in futures contracts, options on futures contracts or options on commodities unless the Company is exempt from the registration requirements of the Commodity Exchange Act, as amended, or otherwise complies with the Commodity Exchange Act, as amended. In addition, the Company will not engage in any activities which might be subject to the Commodity Exchange Act, as amended, unless such activities are exempt from that act or otherwise comply with that act or with an applicable no action letter to the Company from the Commodities Futures Trading Commission;
     (p) to comply with all of the provisions of any undertakings in the Registration Statement;
     (q) that the Company has been organized and operated in conformity with the requirements for qualification and taxation of the Company as a REIT under the Code, and the Company’s proposed methods of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent taxable years;
     (r) to not be or become, at any time prior to the expiration of three years after the date of the Agreement, an “investment company,” as such term is defined in the Investment Company Act;
     (s) that the Company has retained Ernst & Young LLP as its qualified accountants and qualified tax experts (i) to test procedures and conduct annual compliance reviews designed to determine compliance with the REIT provisions of the Code and (ii) to otherwise assist the Company in monitoring appropriate accounting systems and procedures designed to determine compliance with the REIT provisions of the Code;
     (t) to comply with all requirements imposed upon it by the Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus;
     (u) that the Company will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its chief executive officer and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared; and
     (v) On or prior to the closing date of the purchase of the Firm Shares, the Company will have obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act); each security holder (and each “group,” within the meaning of Rule 13d-5(b)(1) under the Exchange Act, of security holders) of the Company holding in the aggregate at least 5% of the outstanding shares of Common Stock (treating, for purposes of this Section 5(v), each holder of any security convertible into or exercisable or exchangeable for shares of Common Stock or any warrant or other right to acquire shares of Common Stock or any such security as a holder of the shares of Common Stock underlying such security, warrant or right (but not treating any such underlying shares as “outstanding” for purposes of determining whether the shares attributable to such security holder or group constitute at least 5% of the outstanding shares of Common Stock)); and each stockholder named in Exhibit A-1 hereto.
          6. Certain Covenants of the Operating Partnership and the Manager.
          Each of the Operating Partnership and the Manager covenant and agree with each Underwriter and with the Company that, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, it shall notify you and the Company of the occurrence of any material events respecting its activities, affairs or condition, financial or otherwise, and the Operating Partnership or the Manager, as the case may be, will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any necessary amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.
          7. Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(l) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.
          8. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of each of the Company, the Operating Partnership and the Manager on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by each of the Company, the Operating Partnership and the Manager of their respective obligations hereunder and to the following additional conditions precedent:
     (a) The Company, the Operating Partnership and the Manager shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, opinions of Clifford Chance US LLP, counsel for the Company, the Operating Partnership and the Manager, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form satisfactory to you and your counsel, in the forms set forth in Exhibits B and C hereto;
     (b) You shall have received from Ernst & Young LLP letters dated the date of this Agreement and the time of purchase and the additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by you relating to the financial statements of the Company and such other matters customarily covered by comfort letters issued in connection with a registered public offering.

          In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation from the Company as to the significance thereof, unless you deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in your sole judgment, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any.
     (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion and letter of Sullivan & Cromwell LLP, counsel for the Underwriters, addressed to the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to such matters as you shall reasonably request, and such counsel shall have received such papers and information as they may reasonably require to enable them to pass upon such matters. You shall have received at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Venable LLP, special Maryland counsel for the Underwriters, addressed to the Underwriters and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, with respect to such matters as you shall reasonably request, and such counsel shall have received such papers and information as they may reasonably require to enable them to pass upon such matters;
     (d) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing;
     (e) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iv) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;
     (f) Each of the Company, the Operating Partnership and the Manager will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its (A) Chief Executive Officer and its Principal Financial Officer, or (B) general partner or managing member, as applicable, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit D hereto;
     (g) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and the Prospectus on the date hereof), in the business, condition, net worth or prospects of the Company and the Subsidiaries taken as a whole shall have occurred or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company;
     (h) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request;
     (i) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be;
     (j) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting terms and arrangements contemplated hereby; and
     (k) You shall have received each of the signed Lock-Up Agreements referred to in Section 5(v) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
          9. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
     The obligations of the several Underwriters hereunder shall be subject to termination in your absolute discretion, at any time prior to the time of purchase or, if applicable, the additional time of purchase, (i) if any of the conditions specified in Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, (ii) if any material adverse and unfavorable change (financial or otherwise) or any development involving a material adverse and unfavorable change (financial or otherwise) (in each case, other than disclosed in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, on the date hereof), in the operations, business, net worth, financial condition or prospects of the Company and the Subsidiaries taken as a whole shall have occurred which would, in your sole judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses and the Prospectus, (iii) if the United States shall have declared war in accordance with its constitutional processes or there has occurred an outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in your sole judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses and the Prospectus or enforce contracts for the sale of the Shares, (iv) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE has been suspended (including an automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on or minimum prices for trading (other than limitations on hours or numbers of days of trading) shall have been fixed, or maximum ranges for prices for securities have been required, by such exchange or FINRA or by order of the Commission or any other governmental authority, (v) if a banking moratorium shall have been declared by New York or United States authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (vi) if there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (a) any intended or potential downgrading or (b) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act, (vii) if any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in your opinion, materially adversely affects or will materially adversely affect the business or operations of the Company or (viii) if any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in your opinion, has a material adverse effect on the securities markets in the United States.
          If you elect to terminate this Agreement as provided in this Section 9, the Company and each other Underwriter shall be notified promptly by telephone, which shall be promptly confirmed by facsimile.
          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(l), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.
          10. Increase in Underwriters’ Commitments. If any Underwriter shall default in its obligation under this Agreement to take up and pay for the Shares to be purchased by it under this Agreement (otherwise than for reasons sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof), You shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased at the time of purchase or the additional time of purchase, as the case may be, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the number of Shares agreed to be purchased by all such defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A; and (ii) if the total number of Defaulted Shares exceeds 10% of such total number of Shares to be purchased at the time of purchase or the additional time of purchase, as the case may be, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period from the date of default for the purchase of such Defaulted Shares, you may terminate this Agreement by notice to the Company, without liability of any party to any other party, except that the provisions of Sections 5(l), 7 and 11 shall at all times be effective and shall survive such termination. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that they will not sell any Shares hereunder unless all of the Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).
          If a new Underwriter is, or new Underwriters are, substituted for a defaulting Underwriter or Underwriters in accordance with the foregoing provisions, the Company or you shall have the right to postpone the time of purchase or the additional time of purchase, as the case may be, for a period not exceeding five business days from the date of substitution in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
          The term Underwriter as used in this Agreement shall refer to and include any underwriter substituted under this Section 10 with like effect as if such substituted underwriter had originally been named in Schedule A.
          11. Indemnity and Contribution.
     (a) The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any Person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, federal or state statutory law or regulation, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, the Operating Partnership, the Company’s directors and officers, and any person who controls the Company or the Operating Partnership within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Operating Partnership, or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, the Operating Partnership or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 11, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 11(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Operating Partnership, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Operating Partnership on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Operating Partnership or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (e) The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be liable or responsible for, or be required to contribute, any amount pursuant to this Section 11 in excess of the amount of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 11 are several in proportions to their respective underwriting commitments and not joint.

     (f) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of each of the Company, the Operating Partnership and the Manager contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company directors or officers, the Operating Partnership or any person who controls the Company or the Operating Partnership within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Operating Partnership and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.
          12. Information Furnished by the Underwriters. The statements set forth in the seventh, sixteenth, seventeenth, eighteenth and nineteenth paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 11 hereof.
          13. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to each of (i) UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department; with a copy to (which copy shall not constitute sufficient notice) UBS Securities LLC, 677 Washington Blvd., Stamford, CT 06901, Attention: Legal and Compliance, Facsimile: 203-719-0680, (ii) Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, Attention: Equity Capital Markets — Syndicate Desk, Facsimile: 212-797-9344, with a copy to Attention: General Counsel at the same address, Facsimile: 212-797-4561, and (iii) Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity •, Facsimile: •; and, if to the Company, the Operating Partnership or the Manager, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 350 Park Avenue, 21st Floor, New York, New York 10022, Attention: Timothy W. Korth, General Counsel, Senior Vice President and Corporate Secretary.
          14. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
          15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company, the Operating Partnership and the Manager submit to the jurisdiction of such courts and personal service with respect thereto. Each of the Company, the Operating Partnership and the Manager hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholder and affiliates), the Operating Partnership and the Manager waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company, the Operating Partnership and the Manager agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company, the Operating Partnership and the Manager, as the case may be, and may be enforced in any other courts to the jurisdiction of which the Company, the Operating Partnership or the Manager, as the case may be, is or may be subject, by suit upon such judgment.
          16. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership and the Manager and to the extent provided in Section 11 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
          17. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

          18. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
          19. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company, the Operating Partnership and the Manager and each of their successors and assigns and any successor or assign of any substantial portion of the Company’s, the Operating Partnership’s, the Manager’s and any of the Underwriters’ respective businesses and/or assets.
          20. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
The Remainder of This Page Intentionally Left Blank; Signature Page Follows

          If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership, the Manager and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company, the Operating Partnership, the Manager and the Underwriters, severally.

Very truly yours, MFResidential Investments, Inc.
By:
Name:
Title:

MFR Operating Partnership, LP
By:
Name:
Title:

MFA Spartan Manager, LLC
By:
Name:
Title:

Accepted and agreed to as of the date
first above written, on behalf of
themselves and the other several
Underwriters named in Schedule A
UBS Securities LLC
Deutsche Bank Securities Inc.
Morgan Stanley & Co. Incorporated
By: UBS Securities LLC
By:
      Name:
      Title:
By:
      Name:
      Title:
By: Deutsche Bank Securities Inc.
By:
      Name:
      Title:
By:
      Name:
      Title:
By: Morgan Stanley & Co. Incorporated
By:
      Name:
      Title:

SCHEDULE A

Number of
Underwriter	Firm Shares
UBS Securities LLC	[____]
Deutsche Bank Securities Inc.	[____]
Morgan Stanley & Co. Incorporated	[____]
Credit Suisse Securities (USA) LLC	[____]
Cantor Fitzgerald & Co.	[____]
JMP Securities LLC	[____]

Total	[____]

SCHEDULE B
[___]

EXHIBIT A
Lock-Up Agreement
May •, 2008
UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein
Ladies and Gentlemen:
     This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by MFResidential Investments, Inc., a Maryland corporation (the “Company”), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).
     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without your prior written consent, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of

Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
     In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without your prior written consent, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.
     Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.
     In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.
     The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.
* * *

     If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT A-1
LIST OF ADDITIONAL PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name	Position
1. MFA Mortgage Investments, Inc.	Affiliate and stockholder

2. [___]	[___]

3. [___]	[___]

4. [___]	[___]

5. [___]	[___]

6. [___]	[___]

7. [___]	[___]

8. [___]	[___]

9. [___]	[___]

10. [___]	[___]

11. [___]	[___]

12. [___]	[___]

13. [___]	[___]

14. [___]	[___]

15. [___]	[___]

16. [___]	[___]

17. [___]	[___]

18. [___]	[___]

A-1-1

EXHIBIT B
FORM OF OPINION OF CLIFFORD CHANCE US LLP

     1.     Except as disclosed in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses attached hereto as Annex A, to our knowledge, there are no authorized and validly issued (a) securities or obligations of the Operating Partnership convertible into, or exchangeable for, OP Units or (b) warrants, rights or other convertible or exchangeable securities or obligations of the Operating Partnership. Except as set forth in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses attached hereto as Annex A or contemplated by, or described in, the Underwriting Agreement, to our knowledge, there are no outstanding obligations of the Operating Partnership to issue any OP Units, other partnership interests or any warrants, rights, options or other convertible or exchangeable securities.

     2.     The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware. The Operating Partnership has full partnership power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses attached hereto as Annex A. The Manager has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Manager has full limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses.

     3.     The Company is duly qualified or registered as a foreign corporation to transact business in each jurisdiction set forth on Schedule 1 to this opinion letter, except where the failure, individually or in the aggregate, to be so qualified could not be reasonably expected to have a material adverse effect on the assets, operations or financial condition, taken as a whole, of the Company (a “Material Adverse Effect”). To our knowledge, other than the Company’s interests in the Subsidiaries, or as otherwise disclosed in the Preliminary Prospectuses, the Prospectus, or the Permitted Free Writing Prospectuses, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any limited liability company, partnership, joint venture or other association.

     4.     The execution, delivery and performance of the Underwriting Agreement by each of the Operating Partnership and the Manager do not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), (a) the respective formation documents of the Operating Partnership and the Manager, (b) the agreements set forth on

Schedule 2 to this opinion letter, (c) any agreement filed under Item 10 of Rule 601 of Regulation S-K as Exhibits to the Registration Statement or (d) to our knowledge, any applicable New York, Delaware or federal laws, decree, judgment or order applicable to the Operating Partnership or the Manager (other than federal, state and foreign securities or blue sky laws, as to which we express no opinion), except in the case of clauses (b), (c) and (d) for such conflicts, breaches or defaults, which individually or in the aggregate could not be reasonably expected to have a Material Adverse Effect.

     5.     Each of the Operating Partnership and the Manager have full limited partnership and limited liability company power and authority, respectively, to enter into, and to perform its obligations under, the Underwriting Agreement and to consummate the transactions contemplated therein. The execution and delivery of the Underwriting Agreement has been duly authorized by all necessary limited partnership and limited liability company action of the Operating Partnership and the Manager, respectively, and the Underwriting Agreement has been duly executed and delivered by each of the Operating Partnership and the Manager.

     6.     No approval, authorization, consent or order of, or filing with, any federal, New York or Delaware governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of the Underwriting Agreement, or the consummation of the transactions contemplated thereby, by the Company, the Operating Partnership or the Manager, other than such as have been obtained or made under the Act or the Exchange Act and such approvals as have been obtained in connection with the listing of the Shares on the NYSE; provided, however, that we do not express any opinion as to any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements relating to the offering of the Shares by FINRA.

     7.     To our knowledge, except as otherwise described in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

     8.     All of the outstanding shares of capital stock and other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus, are owned by the Company, in each case, to our knowledge, subject to no security interest, other encumbrance or adverse claim; the Shares have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE.

     9.     The Registration Statement, the Preliminary Prospectus and the Prospectus (except as to the financial statements and schedules, and other financial data derived therefrom, contained in or excluded from the Registration Statement, the Preliminary Prospectus and the Prospectus, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act (including, in the case of the Prospectus, Section 10(a) of the Act).

     10.     Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424 and in the manner and within the time period required by Rule 430A under the Act; and the class of securities consisting of the Common Stock has become registered under Section 12(b) of the Exchange Act.

     11.     To our knowledge, (i) none of the Company, the Operating Partnership or the Manager is a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company, the Operating Partnership, the Manager or any of the Subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, New York, Delaware, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus but are not so described as required.

     12.     Neither the Company nor the Operating Partnership is and, after giving effect to the offering and sale of the Shares, neither will be an “investment company” as such term is defined in the Investment Company Act.

     13.     The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the headings “Business—Operating and Regulatory Structure,” “Business—Legal Proceedings,” “Our Manager and the Management Agreement— Management Agreement,” “The Operating Partnership Agreement,” “U.S. Federal Income Tax Considerations,” and “Shares Eligible for Future Sale”, insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

     In addition, we have participated the preparation of the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses and in discussions with officers, directors, employees and other representatives of the Company and the Operating Partnership, with representatives of the independent public accountants of the Company and with you and your representatives at which time the contents of the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses and related matters were discussed, and we have reviewed certain Company records, documents and proceedings. On the basis of the foregoing, nothing has come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to the financial statements and schedules, and other financial data derived from such financial statements, schedules and other financial information included by reference therein or excluded therefrom). As used herein, (A) “Disclosure Package” means the Preliminary Prospectus together with the Permitted Free Writing Prospectuses attached hereto as Annex A and Annex B, and (B) “Applicable Time” means •, New York City time, on May •, 2008.

     The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that (other than with respect to paragraphs 1 and 13 above) we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses or any amendments or supplements to them.

     We have been informed by the Commission that the Registration Statement is effective under the Act and, to the best of our knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and (ii) no proceedings seeking the issuance of such a stop order have been initiated or threatened by the Commission.

     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

EXHIBIT C
FORM OF OPINION OF CLIFFORD CHANCE US LLP AS TO TAX MATTERS
     The statements under the caption “U.S. Federal Income Tax Considerations” in the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects.
     Commencing with its taxable year ended December 31, 2008, the Company was organized in conformity with the requirements for qualification and taxation as a REIT under the Code and its method of operation as described in the Registration Statement and as set forth in the Certificate of Representations has enabled it to meet the requirements for qualification as a REIT under the Code, and the Company’s proposed method of operation as described in the Registration Statement and the Certificate of Representations will enable the Company to continue to so qualify.

EXHIBIT C
FORM OF OPINION OF VENABLE LLP
     1. The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.
     2. The Company has the corporate power to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus under the caption “Business” and to enter into and perform its obligations under the Underwriting Agreement. The Underwriting Agreement has been duly executed and delivered by the Company.
     3. The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby have been duly authorized by the Company and do not and will not conflict with the Charter or the Bylaws.
     4. The issuance of the Shares has been duly authorized and, when and if issued and delivered against payment therefor in accordance with the Underwriting Agreement, the Registration Statement and the Resolutions, the Shares will be (assuming that upon such issuance the total number of shares of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock authorized to be issued under the Charter) validly issued, fully paid and nonassessable.
     5. The statements under the captions “Description of Capital Stock” and “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws” in

the Prospectus, insofar as such statements constitute summaries of the Charter, the Bylaws or Maryland law, constitute accurate summaries thereof in all material respects.
     6. The Company has an authorized capitalization as set forth in the Prospectus under the caption “Capitalization.” As of May 16, 2008, the Company had 1,000 shares of Common Stock issued and outstanding (the “Company Outstanding Shares”). All of the Company Outstanding Shares have been duly and validly authorized and issued and are fully paid and nonassessable; and none of the Company Outstanding Shares were issued in violation of and the sale and issuance of the Shares is not subject to any preemptive or similar rights arising under the Charter, the Bylaws or the Maryland General Corporation Law (the “MGCL”).
     7. The form of certificate used to represent the Shares complies, in all material respects, with all applicable statutory requirements of the MGCL, the Charter and the Bylaws.
     The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to the applicability or effect of federal or state securities laws, including the securities laws of the State of Maryland, or as to federal or state laws regarding fraudulent transfers. To the extent that any matter as to which our opinion is expressed herein would be governed by the laws of any jurisdiction other than the State of Maryland, we do not express any opinion on such matter. The opinion expressed herein is subject to the effect of any judicial decision which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.
     The opinion expressed herein is limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.
     This opinion is being furnished to you solely for your benefit. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to any other person or entity without, in each instance, our prior written consent.

EXHIBIT D
FORM OF OFFICERS’ CERTIFICATE
Each of the undersigned, [name of CEO], [“President and Chief Executive Officer”] of MFResidential Investments, Inc., a Maryland corporation (the “Company”), and [name of Principal Financial Officer], [“Principal Financial Officer”] of the Company, on behalf of the Company, does hereby certify pursuant to Section 8(f) of that certain Underwriting Agreement dated May •, 2008 (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, that as of May •, 2008:
1.	[“He” / “She” / “He or she”] has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.
2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.
3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
4.	The conditions set forth in paragraph (e) of Section 8 of the Underwriting Agreement have been met.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
In Witness Whereof, the undersigned have hereunto set their hands on this May •, 2008.

Name:	[name of CEO]
Title:	President and Chief Executive Officer

Name:	[name of Principal Financial Officer]
Title:	Principal Financial Officer